AMENDED SUBLEASE AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

This Sublease Agreement, dated December 1, 1998, was entered by and between:

     PHILEXCEL TEXTILES, INC. a corporation duly organized and existing under the laws of the Republic of the Philippines, with duly authorized representative of EXCEL TEXTILES, INCORPORATED (ETI), a corporation duly organized and existing under the laws of the British Islands, with principal address at Manuel Roxas
Highway, 1961st Area, Clark Special Economic Zone, Clark Field, Pampanga, represented herein by its General Manager ELIZABETH M. CASTRO, hereinafter referred to as the "SUB-LESSOR",

                                     -AND-

     MOMENTUM ASIA, INC., a corporation duly organized and existing under the laws of the Republic of the Philippines, with principal office address at Bldg. 07, PhilExcel Compound, M. Roxas Highway 19616' Area, Clark Field, Pampanga, Philippines, represented by its President ERIC MONTANDON, hereinafter referred to as the "SUBLESSEE".

                                WITNESSETH: That

     WHEREAS, the SUB-LESSOR is the LESSEE of a certain property being managed and administered by Clark Development Corporation (CDC), consisting of land with an area of 52 hectares, more or less, located within the CLARK SPECIAL ECONOMIC ZONE (CSEZ) at Clark Field, Pampanga, as evidence by a lease agreement executed by the Lessee and CDC dated July 31, 1993 and recorded as Doc. No. 160, Page No. 33, Book No. 47, Series of 1993, of the National Register Attorney Maximo U. Mercado, a Notary Public for and in Manila, and attached hereto as Annex "A" and made an integral part hereof;

     WHEREAS, the parties had entered into a SUBLEASE AGREEMENT dated 7 September 1996 which document was notarized by Notary Public Augusto G. Panlilio and entered in the latter's notarial register as Doc. No. 187; Page No. 038; Book No. XXIV; Series of 1996;

     WHEREAS, the parties desire to amend the term and other provisions in the subject

     NOW, THEREFORE, for and in consideration of the foregoing, the SUBLESSOR hereby sublets and subleases unto the SUB-LESSEE the portions of the leased property described below and the SUB-LESSEE hereby accepts the sublease, subject to the following terms and conditions, to wit:

     1. SUB-LEASED PROPERTY. The SUBLESSOR hereby transfers and conveys by way of sublease in favor of the SUB-LESSEE a certain portion of the formers leased property, specifically Bldg. 07 with an area of TWO THOUSAND FIVE HUNDRED (2,500) SQUARE METERS at M. Roxas Highway, 1961st Area Clark Field, Pampanga. The map

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showing  the  location  and  portion of the said  subleased  property  is herein attached as ANNEX "B" .

     2. TERM. The term of this sublease shall be for a period of eighteen (18) years commencing from December 01, 1998 or up to November 30, 2016. It may be renewed thereafter by mutual agreement of the parties but subject to such new terms and conditions as may then be mutually agreed upon and subject to the prior written approval and consent of the original lessor CDC. It is a condition precedent however of this SUBLEASE that this Sublease Agreement is co-terminus with the SUBLESSOR'S term and subject to the terms of its original lease. In the event of pre-termination or cancellation of SUBLESSOR'S original lease with CDC, this contract is likewise automatically deemed cancelled and/or terminated.

     3. RENTALS.

     3.1 SUB-LESSEE shall pay rentals at the rate of TWO US DOLLARS & TWENTY FIVE CENTS ($2.25) per square meter per month based on the floor area subleased or a total of FIVE THOUSAND THREE HUNDRED (US $5,300.00) US DOLLARS per month.

     3.2 The monthly rentals shall be increased by six (6%) percent every year compounded annually except for the rentals for year 2 covering the period from December 01, 1999 up to November 2000 which increase shall be deferred and spread over the next three (3) years. For this purpose, the monthly rentals per square meter shall be as follows:

             Year 1-12/1/1998 to 11/30/1999              =        US$2.25/sq.m.
             Year 2-12/1/1999 to 11/30/2000              =                 2.25
             Year 3-12/1/2000 to 11 /30/2001             =                 2.43
             Year 4-12/1/2001 to 11/30/2002              =                 2.62
             Year 5-12/1/2002 to 11/30/2003              =                 2.83
             Year 6-12/1/2004 to 11/30/2005              =                 3.00
             Year 7-12/1/2005 to 11/30/2006              =                 3.18
             Year 8-12/1/2006 to 11/30/2007              =                 3.37
             Year 9-12/1/2007 to 11/30/2008              =                 3.57
             Year 10-12/1/2008 to 11/30/2009             =                 3.80
             Year 11 -12/1/2010 to 11/30/2011            =                 4.02
             Year 12-12/l/2011 to 11/30/2012             =                 4.26
             Year 13-12/1/2012 to 11/30/2013             =                 4.52
             Year 14-12/1/2013 to 11/30/2014             =                 4.79
             Year 15-12/1/2014 to 11/30/2015             =                 5.08
             Year 16-12/1/2015 to 11/30/2016             =                 5.38
             Year 17-12/l/2016 to 11/30/2017             =                 5.70
             Year 18-12/1/2017 to 11/30/2018             =                 6.04

     3.3 The rents shall be paid monthly in advance at the SUBLESSOR'S office within the first five (5) days of every month without need of demand.

     3.4 In case of delay in the payment of monthly rentals, a surcharge of three (3%) percent per month or fraction thereof computed from the sixth (6th ) day of the current month of delay shall be added and paid by the SUBLESSEE without prejudice to the other penalties and rights of the SUBLESSOR as provided for herein.

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     4.  DEPOSITS.  The  SUBLESSOR  confirms  receipt of and the  payment by the
SUBLESSEE of the following deposits:

     4.1 SECURITY DEPOSIT. The sum of FIFTEEN THOUSAND (US$15,000.00) US Dollars as non-interest bearing security deposit to answer for any unpaid utility bills such as water, telephone and electricity, as well as for damages that may be caused on the leased premises by the SUBLESSEE. Balance of the said amount, if any, after payment of the above-mentioned obligations shall be refunded by the SUBLESSOR to the SUBLESSEE upon expiration, termination, or cancellation of the Sublease Agreement as provided for herein, unless there are any unpaid rents, interests, or penalties, in which case SUBLESSOR shall have the right to offset this deposit or any balance thereof against such unpaid obligations. SUBLESSEE, however, has no right to offset this deposit against any unpaid rentals.

     4.2 RENTAL DEPOSIT. The sum of FIVE THOUSAND (US $5,000.00) US Dollars as non-interest bearing rental deposits to be applied against the last month's rent or whatever is proportionately applicable.

     5. USE OF THE  SUBLEASED  PROPERTY.  The  SUBLESSEE  expressly  agrees  and warrants that the subleased premises shall be used by it exclusively for printing, binding, packaging, mailing, storage and handling of printed materials, related office use, and exporting of said printed matter and related products. The SUBLESSEE is strictly prohibited from using said premises for any other purpose without consent of the SUBLESSOR and CDC. The SUBLESSEE shall have no right to change the form of its business organization as stated herein or bring in any new partners, investors, or joint venture partners without the prior written consent of the SUBLESSOR, and LESSOR, if required by the latter.

     6. IMPROVEMENTS, INSTALLATION AND FACILITIES. The SUBLESSEE may introduce any renovations or additional facilities suitable for its authorized purposes provided that the prior written consent of the SUBLESSOR is first secured. Any such improvements or alterations of whatsoever nature shall, upon termination of this sublease, or cancellation thereof as provided for herein, form integral parts of the leased premises and shall not be removed but shall belong to and become the exclusive property of the SUBLESSOR, without any right on the part of the SUBLESSEE to the reimbursement for the cost or value thereof.

     7. PROHIBITION ON ASSIGNMENT, ENCUMBRANCE. The SUBLESSEE shall not directly or indirectly further sublease, assign, transfer, convey, mortgage or in any way encumber its rights under this contract or any portion of the leased premises unless prior written consent of the SUB-LESSOR and the original lessor (C.D.C.) is obtained.

     8. TENANTABLE CONDITION, REPAIRS, IMPROVEMENTS. The SUBLESSEE hereby expressly acknowledges receipt of the leased premises in good and tenantable condition and agrees to keep the same in such condition at its own expense, ordinary wear and tear excepted. Any provision of the law, present or the future or any stipulation in this agreement to the contrary notwithstanding, the SUBLESSEE hereby agrees and binds itself to undertake and do all the repairs major and minor which may due on the premises. Major repairs due to defects in the in the roof and structural components of the building, or due to unforeseen causes (see below) will be the responsibility of the SUB-LESSOR for the first 3 years of the lease term.

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     9. WATER,  ELECTRICITY,  LIGHT AND OTHER  UTILITY  SERVICES.  The SUBLESSEE
shall pay for and defray at its exclusive expense the cost of water consumption, electric, telephone, or other utility services in the leased premises.

     10. GOVERNMENT RULES AND REGULATIONS. The SUBLESSEE shall comply with any and all laws ordinances, regulations or orders of the National or Local Government Authorities and CDC arising from the use and occupancy of the leased premises. All costs/requirements in mandated laws, ordinances , regulations or orders shall be at the risk and expense of the said SUBLESSEE.

     11. LESSOR/SUBLESSOR RULES AND REGULATIONS. The SUBLESSEE expressly agrees to strictly abide by all the rules and regulations which may be given from time to time by the SUBLESSOR or the original LESSOR pertaining to the use of the leased premises to include, among others, to wit:

          a. For aesthetic value, all office signs must be of uniform size with those prescribed by the SUBLESSOR and/or CDC.

          b. SUBLESSOR is hereby authorized to engage the services of any local security agency to provide security services on the entire compound including the subleased portions and for janitorial services for the vacant lands surrounding the building. SUBLESSEE shall share in the cost of such security or janitorial services procured by the SUBLESSEE shall be at the latter's expense.

          c. Considering the nature of the SUBLESSOR'S prime business as well as that of the tenants in the building where an innocuously thrown cigarette may cause conflagration, smoking, whether of cigars, cigarettes or pipes is absolutely and totally banned within the premises whether inside or outside of all the offices, warehouse or building.

     12.  INSPECTIONS  OF  PREMISES.   The  SUBLESSOR  or  its  duly  authorized
representative shall have the right to inspect the leased premises during business hours upon giving prior notice to the SUBLESSEE.

     13. OBNOXIOUS SUBSTANCES. The SUBLESSEE shall not introduce, keep, deposit or store in the subleased premises any obnoxious substance or inflammable materials or substances that might constitute a fire hazard, without the prior written consent of the SUBLESSOR which consent shall not be unreasonably with held when needed by the SUBLESSEE for its authorized business activities.

     14. PENALTY CLAUSE

          a. In case either party violates any of the terms and conditions of this contract, the innocent or aggrieved party shall have the right to cancel this contract extra-judicially and without need of any court order or proceedings except the service of a written notice thereof to the other party.

          b. The guilty party shall be liable for any and all damages resulting therefrom including but not limited to what is provided for in this contract.

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          c.   In case it is the  SUBLESSEE  who  violates  any of the terms and conditions hereof and the SUBLESSOR exercises his right to cancel the contract, or upon expiration of the terms agreed upon, the
               SUBLEESSEE agrees to peacefully and voluntarily vacate the premises and turn over the same to the SUBLESSOR or the latter's
               authorized   representative   upon  written   demand   served  by
               registered mail or by personal delivery on SUBLESSEES address indicated in this contract or on the leased premises.

          d. If the SUBLESSEE refuses or fails to surrender possession when required as stated in par. (c) above, SUBLESSEE shall be obliged to pay SUBLESSOR a monthly rent and liquidated damages an amount equivalent to four (4) times the prevailing monthly rental plus 3% interest per month as provided for herein computed from date of demand up to the date the SUBLESSOR obtains actual possession thereof, in addition to any other penalties under this contract or under the law.

          e. In case SUBLESSEE abandons the subleased premises which includes padlocking the building and/or failure to conduct business operations/authorized purposes for a period of at least thirty,
               (30) days without paying the monthly rents. The SUBLESSEE hereby authorizes the SUBLESSOR to obtain possession of the subleased premises with right to break-open any locked doors or windows to gain entry without need of any court order or proceedings with this document serving as authority therefore. For this purposes, SUBLESSEE hereby waives any action for trespass, coercion, or any other similar suits. Thereafter, SUBLESSOR shall be free to use the premises for its own purposes or to sublease the same to any third party as may be authorized by CDC by virtue of its original lease agreement. If there are any goods, merchandise or other movable properties belonging to the SUBLESSEE and left on the subleased premises. SUBLESSOR is hereby authorized to remove the same to be stored in an, public or private warehouse at SUBLESSEE'S expense. SUBLESSEE furthermore authorizes the SUBLESSOR to pay for the costs of the storage and/or for any unpaid rents or damage caused on the subleased premises by selling the said goods at public auction under the supervision of the Sheriffs of the Courts of Angeles City. The expenses of such auction sale shall likewise be taken from the proceeds will be applied against unpaid rents, interests and penalties, if any, and the balance to be refunded to SUBLESSEE.

          f. If the SUBLESSEE vacates the premises or withdraws from or cancels or causes the cancellation of the contract at any time after signing but before the expiration of the term or period agreed upon SUBLESSEE shall be liable for all the rents due on the un-expired term of the lease or the forfeiture of the security and rental deposits, whichever is higher, without prejudice to any other penalties which may have been incurred as provided for in this contract.

          g. Should either party be forced to litigate and/or to engage the services of a lawyer to enforce its rights under this contract, the guilty party or party committing the breach shall likewise be liable for attorney's fees amounting to 25% of the amount involved but in no case less than P1150,000.00, plus all other litigation expenses incurred.

          h. Any notice or demand served/sent on the leased premises by personal delivery or registered mail even if the subleased premises were abandoned or if served on whomsoever is found thereat shall be sufficient notice to the SUBLESSEE.

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     15. OTHER TERMS AND CONDITIONS. All other terms and conditions of the lease agreement entered into by and between the SUBLESSOR and CDC, herein attached as ANNEX "A", not inconsistent with the terms and conditions of this SUBLEASE AGREEMENT, are hereby incorporated as integral parts of this SUBLEASE AGREEMENT and SUBLESSEE binds itself to faithfully comply with the same.

     16. VENUE. In case of court suit, the parties expressly submits themselves to the jurisdiction of the courts of Angeles City.

     17. LESSOR'S APPROVAL. This agreement is subject to final approval by Clark Development Corporation and according to the terms of such approval.

     18. PRIOR SUBLEASE AGREEMENT. Upon effectivity of this Amended Sublease Agreement, the original Sublease Agreement dated 7 September 1996 is hereby cancelled and rendered of no further force and effect.

     IN WITNESS WHEREOF, the parties have hereunto affixed their signature this 20th day of January 1999, at Clark Field, Pampanga.

PHILEXCEL TEXTILES, INC.           MOMENTUM ASIA, INC.
Sublessor                          Sublessee

by: /S/ Elizabeth M. Castro        by: eric Montandon
-----------------------------      ---------------------------------
ELIZABETH M. CASTRO                ERIC MONTANDON
General Manager                    President


                           SIGNED IN THE PRESENCE OF:

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                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES )
(CITY OF ANGELES            ) S.S

BEFORE ME , a Notary Public in and for Pampanga, on this 20th day of January 1999 personally appeared the following:



                      CTC No/
Name                  Passport No.      Place Issued        Date Issued
--------------------------------------------------------------------------------
ELIZABETH M. CASTRO   6424523           Angeles City        January 21, 1998

ERIC MONTANDON        130832609         Houston             May 28, 1992


Known to me to be the same persons who executed the foregoing instrument and acknowledged to me that the same is their free and voluntary act and deed and those of the entities which they represent.

     This instrument related to an Amended Contract of Lease which consists of seven (7) pages including this page where the acknowledgment is written and duly signed by the parties herein and their instrumental witnesses on each and every page hereof. "'

         WITNESS   MY  HAND  AND   OFFICIAL   SEAL  on  the   date   and   place
above-mentioned.

                                                   Seal of the Notary Public


Doc. No. 005;
Page No. 0331
Book No xxix
Series of 1998


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